Exhibit 99.2

SUPPLEMENTAL INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2012

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to real estate property net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of Core NOI, Core EBITDA, and Core FFO” schedule  included within.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI to consolidated operating income, EBITDA, and FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Schedules:
Proportionate Balance Sheet	3
Overview	4
Reconciliation of Core NOI, Core EBITDA, and Core FFO	5
QTD Portfolio Results and FFO	6
Core NOI Summary	7

Mortgages, Notes and Loans Payable:
Summary	8
Detail	9-12

Asset Transactions:
Summary of Acquisitions and Dispositions	13
Properties Included in Discontinued Operations	14
FFO from Discontinued Operations	15

Reconciliations:
Reconciliation of Non-GAAP to GAAP Financial Measures	16

Portfolio Operating Metrics:
Key Operating Performance Indicators	17
Signed Leases All Tenants Excluding Anchors	18
Lease Expiration Schedule and Top Ten Tenants	19
Property Schedule	20-24

Miscellaneous:
Capital Information	25
Change in Total Common and Equivalent Shares	26
Development Summary	27
Corporate Information	28
Glossary of Terms	29

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties accounted for under the equity method.

5	Reconciliation of Core NOI, Core EBITDA, and Core FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

6	Portfolio Results and FFO	Proportionate detail of Portfolio Results and FFO for the three months ended March 31, 2012 and 2011.
Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-24	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Balance Sheets(1)
(In thousands)

	March 31, 2012	December 31, 2011
Assets:
Investment in real estate:
Land	$4,319,614	$4,623,944
Buildings and equipment	18,624,351	19,837,750
Less accumulated depreciation	(1,010,625)	(974,185)
Developments in progress	118,058	135,807
Net property and equipment	22,051,398	23,623,316
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,011,449	3,052,973
Net investment in real estate	25,062,847	26,676,289
Cash and cash equivalents	494,772	572,872
Accounts and notes receivable, net	219,627	218,749
Deferred expenses, net	151,426	170,012
Prepaid expenses and other assets	1,631,194	1,805,535
Assets held for disposition	—	74,694
Total Assets	$27,559,866	$29,518,151

Liabilities:
Mortgages, notes and loans payable	$15,926,159	$17,143,014
Accounts payable and accrued expenses	1,284,855	1,445,738
Dividend payable	96,773	526,332
Deferred tax liabilities	29,365	29,220
Tax indemnification liability	303,750	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	1,129,074	985,962
Liabilities held for disposition	—	74,795
Total Liabilities	18,976,176	20,715,011
Redeemable noncontrolling interests:
Preferred	124,591	120,756
Common	116,553	103,039
Total Redeemable Noncontrolling Interests	241,144	223,795
Equity:
Total stockholders’ equity	8,247,636	8,483,329
Noncontrolling interests in consolidated real estate affiliates	94,910	96,016
Total Equity	8,342,546	8,579,345
Total Liabilities and Equity	$27,559,866	$29,518,151

(1)  Presented in accordance with GAAP.

FINANCIAL OVERVIEW

Consolidated Statements of Operations(1)
(In thousands, except per share)

	Three Months Ended
	March 31, 2012	March 31, 2011

Revenues:
Minimum rents	$388,121	$396,913
Tenant recoveries	179,427	182,209
Overage rents	13,280	10,491
Management fees and other corporate revenues	16,171	15,352
Other	15,127	15,449
Total revenues	612,126	620,414
Expenses:
Real estate taxes	57,815	58,813
Property maintenance costs	23,075	28,462
Marketing	6,929	6,286
Other property operating costs	90,982	92,631
Provision for (recovery from) doubtful accounts	2,463	(85)
Property management and other costs	41,992	47,700
General and administrative	10,254	501
Depreciation and amortization	217,585	227,793
Total expenses	451,095	462,101
Operating income	161,031	158,313
Interest income	666	679
Interest expense	(215,827)	(219,621)
Warrant liability adjustment	(143,112)	76,448
(Loss) income before income taxes, equity in income (loss) of Unconsolidated Real Estate Affiliates, discontinued operations and noncontrolling interests	(197,242)	15,819
Provision for income taxes	(1,396)	(3,041)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	5,952	(2,933)
(Loss) income from continuing operations	(192,686)	9,845
Discontinued operations (2)	(1,562)	(2,910)
Net (loss) income	(194,248)	6,935
Allocation to noncontrolling interests	(3,367)	(1,273)
Net (loss) income attributable to common stockholders	$(197,615)	$5,662
Basic and Diluted Loss Per Share:
Continuing operations	$(0.21)	$—
Discontinued operations	—	—
Total basic and diluted loss per share	$(0.21)	$—

(1)  Presented in accordance with GAAP.

(2)  Refer to Pages 14 and 15 (Discontinued Operations).

Proportionate Financial Schedules

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Balance Sheet
(In thousands)

	As of March 31, 2012
	Consolidated (1)	Noncontrolling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,319,614	$(24,038)	$4,295,576	$692,531	$4,988,107
Buildings and equipment	18,624,351	(158,075)	18,466,276	5,694,108	24,160,384
Less accumulated depreciation	(1,010,625)	24,131	(986,494)	(765,273)	(1,751,767)
Developments in progress	118,058	(697)	117,361	24,699	142,060
Net property and equipment	22,051,398	(158,679)	21,892,719	5,646,065	27,538,784
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,011,449	—	3,011,449	(3,011,449)	—
Net investment in real estate	25,062,847	(158,679)	24,904,168	2,634,616	27,538,784
Cash and cash equivalents	494,772	(2,253)	492,519	122,718	615,237
Accounts and notes receivable, net	219,627	(2,933)	216,694	36,851	253,545
Deferred expenses, net	151,426	(8,812)	142,614	62,877	205,491
Prepaid expenses and other assets	1,631,194	(6,919)	1,624,275	228,359	1,852,634
Total assets	$27,559,866	$(179,596)	$27,380,270	$3,085,421	$30,465,691

Liabilities:
Mortgages, notes and loans payable	$15,926,159	$(80,754)	$15,845,405	$2,823,585	$18,668,990
Accounts payable and accrued expenses	1,284,855	(3,932)	1,280,923	261,836	1,542,759
Dividend payable	96,773	—	96,773	—	96,773
Deferred tax liabilities	29,365	—	29,365	—	29,365
Tax indemnification liability	303,750	—	303,750	—	303,750
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	1,129,074	—	1,129,074	—	1,129,074
Total liabilities	18,976,176	(84,686)	18,891,490	3,085,421	21,976,911
Redeemable noncontrolling interests:
Preferred	124,591	—	124,591	—	124,591
Common	116,553	—	116,553	—	116,553
Total redeemable noncontrolling interests	241,144	—	241,144	—	241,144
Equity:
Common stock	9,376	—	9,376	—	9,376
Additional paid-in capital	10,425,474	—	10,425,474	—	10,425,474
Retained earnings (accumulated deficit)	(2,152,955)	—	(2,152,955)	—	(2,152,955)
Accumulated other comprehensive income	(34,259)	—	(34,259)	—	(34,259)
Total stockholders’ equity	8,247,636	—	8,247,636	—	8,247,636
Noncontrolling interests in consolidated real estate affiliates	94,910	(94,910)	—	—	—
Total equity	8,342,546	(94,910)	8,247,636	—	8,247,636
Total liabilities and equity	$27,559,866	$(179,596)	$27,380,270	$3,085,421	$30,465,691

(1)   Presented in accordance with GAAP.

PROPORTIONATE FINANCIAL SCHEDULES

Overview
(In thousands, except per share)

	Three Months Ended
	March 31, 2012	March 31, 2011
Core FFO (1)	$222,068	$208,176
Core FFO per share - diluted	$0.22	$0.21

Core FFO from Discontinued Operations	$14,606	$24,993
Discontinued Core FFO per share - diluted	$0.01	$0.02

FFO (1)	$74,419	$305,910
FFO per share - diluted (4)	$0.07	$0.23

Core EBITDA (1)	$478,816	$465,356

Core NOI (1)	$523,425	$506,522

Dividends declared per common share (2)	$0.10	$0.10

Weighted average diluted common shares outstanding (3)	998,350	1,004,032

(1)          Refer to Page 5 (Reconciliation of Core NOI, Core EBITDA, and Core FFO).

(2)          1st quarter 2012 declared dividend to be paid April 30, 2012, to shareholders of record on April 16, 2012.

(3)          Refer to Page 26 (Change in Total Common and Equivalent Shares).

(4)          The antidilutive impact of the warrant adjustment is excluded from the numerator in the calculation of FFO per share-diluted.

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of Core NOI, Core EBITDA, and Core FFO
For the Three Months Ended March 31, 2012 and 2011
(In thousands)

	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
	Pro Rata Basis	Core Adjustments	Core	Pro Rata Basis	Core Adjustments	Core

Property revenues:
Minimum rents (2)	$482,750	$10,173	$492,923	$487,086	$(5,452)	$481,634
Tenant recoveries	216,809	—	216,809	217,560	—	217,560
Overage rents	16,916	—	16,916	12,173	—	12,173
Other revenue	22,483	—	22,483	18,883	—	18,883
Noncontrolling interests	(2,711)	—	(2,711)	(3,719)	—	(3,719)
Total property revenues	736,247	10,173	746,420	731,983	(5,452)	726,531
Property operating expenses:
Real estate taxes	69,732	(1,578)	68,154	70,069	(1,578)	68,491
Property maintenance costs	27,938	—	27,938	33,728	—	33,728
Marketing	8,563	—	8,563	7,872	—	7,872
Other property operating costs	117,232	(1,612)	115,620	110,557	(1,585)	108,972
Provision for doubtful accounts	2,720	—	2,720	946	—	946
Total property operating expenses	226,185	(3,190)	222,995	223,172	(3,163)	220,009
Core NOI	510,062	13,363	523,425	508,811	(2,289)	506,522
Management fees and other corporate revenues	17,698	—	17,698	16,498	(207)	16,291
Property management and other costs	(48,203)	(424)	(48,627)	(53,167)	6,978	(46,189)
General and administrative (3)	(13,680)	—	(13,680)	(1,720)	(9,548)	(11,268)
Core EBITDA	465,877	12,939	478,816	470,422	(5,066)	465,356
Depreciation on non-income producing assets	(1,697)	—	(1,697)	(1,455)	—	(1,455)
Preferred unit distributions (4)	(5,433)	3,098	(2,335)	(2,336)	—	(2,336)
Interest income	1,372	—	1,372	1,493	—	1,493
Interest expense:
Default interest	(1,453)	1,453	—	(2,119)	2,119	—
Interest expense relating to extinguished debt	—	—	—	(4,990)	4,990	—
Mark-to-market adjustments on debt	4,210	(4,210)	—	5,348	(5,348)	—
Write-off of mark-to-market adjustments on extinguished debt	(922)	922	—	—	—	—
Debt extinguishment expenses	(176)	176	—	(9)	9	—
Interest on existing debt	(255,817)	—	(255,817)	(257,270)	—	(257,270)
Warrant liability adjustment	(143,112)	143,112	—	76,448	(76,448)	—
Provision for income taxes	(1,499)	1,499	—	(3,135)	3,135	—
Other FFO from noncontrolling interests	1,729	—	1,729	2,388	—	2,388
FFO from discontinued operations (1)	11,340	(11,340)	—	21,125	(21,125)	—
Core FFO	$74,419	$147,649	$222,068	$305,910	$(97,734)	$208,176

(1)   Refer to Pages 14 and 15 (Discontinued Operations).

(2)   Core adjustments include amounts for straight-line rent of ($17,807) and ($31,992) and above/below market lease amortization of $27,980 and $26,540 for the three months ended March 31, 2012 and 2011, respectively.

(3)   Non-comparable general and administrative costs include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal and professional fees.

(4)   Core adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

PROPORTIONATE FINANCIAL SCHEDULES

QTD Portfolio Results and FFO
For the Three Months Ended March 31, 2012 and 2011
(In thousands)

	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$388,121	$94,629	$482,750	$396,913	$90,173	$487,086
Tenant recoveries	179,427	37,382	216,809	182,209	35,351	217,560
Overage rents	13,280	3,636	16,916	10,491	1,682	12,173
Other revenue	15,127	7,356	22,483	15,449	3,434	18,883
Noncontrolling interests	(2,692)	(19)	(2,711)	(2,920)	(799)	(3,719)
Total property revenues	593,263	142,984	736,247	602,142	129,841	731,983
Property operating expenses:
Real estate taxes	57,815	11,917	69,732	58,813	11,256	70,069
Property maintenance costs	23,075	4,863	27,938	28,462	5,266	33,728
Marketing	6,929	1,634	8,563	6,286	1,586	7,872
Other property operating costs	90,982	26,250	117,232	92,631	17,926	110,557
Provision for doubtful accounts	2,463	257	2,720	(85)	1,031	946
Total property operating expenses	181,264	44,921	226,185	186,107	37,065	223,172
NOI	411,999	98,063	510,062	416,035	92,776	508,811
Management fees and other corporate revenues	16,171	1,527	17,698	15,352	1,146	16,498
Property management and other costs(2)	(41,992)	(6,211)	(48,203)	(47,700)	(5,467)	(53,167)
General and administrative	(10,254)	(3,426)	(13,680)	(501)	(1,219)	(1,720)
EBITDA	375,924	89,953	465,877	383,186	87,236	470,422
Depreciation on non-income producing assets	(1,697)	—	(1,697)	(1,455)	—	(1,455)
Preferred unit distributions	(5,433)	—	(5,433)	(2,336)	—	(2,336)
Interest income	666	706	1,372	679	814	1,493
Interest expense:
Default interest	(1,144)	(309)	(1,453)	(975)	(1,144)	(2,119)
Interest expense relating to extinguished debt	—	—	—	(4,990)	—	(4,990)
Mark-to-market adjustments on debt	3,665	545	4,210	5,717	(369)	5,348
Write-off of mark-to-market adjustments on extinguished debt	(922)	—	(922)	—	—	—
Debt extinguishment expenses	(176)	—	(176)	—	(9)	(9)
Interest on existing debt	(217,250)	(38,567)	(255,817)	(219,373)	(37,897)	(257,270)
Warrant liability adjustment	(143,112)	—	(143,112)	76,448	—	76,448
Provision for income taxes	(1,396)	(103)	(1,499)	(3,041)	(94)	(3,135)
Other FFO from noncontrolling interests	1,708	21	1,729	2,366	22	2,388
FFO from discontinued operations (1)	11,340	—	11,340	21,805	(680)	21,125
	22,173	52,246	74,419	258,031	47,879	305,910
Equity in FFO of Unconsolidated Properties	52,246	(52,246)	—	47,879	(47,879)	—
FFO	$74,419	$—	$74,419	$305,910	$—	$305,910

(1)          Refer to Pages 14 and 15 (Discontinued Operations).

(2)          Unconsolidated amounts include our share of management fees paid by these properties.  Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

PROPORTIONATE FINANCIAL SCHEDULES

Core NOI Summary
(In thousands)

	Three Months Ended
	March 31, 2012	March 31, 2011	Percentage Change

U.S. Regional Malls (1)	$503,769	$483,830	4.1%
Office, Strip Centers, International	19,654	22,692	(13.4)%
Core NOI	$523,425	$506,522	3.3%

(1)          Total termination fees were $5.5 million ($5.3 million for GGP Malls) for the three months ended March 31, 2012; $5.3 million ($4.7 million for GGP Malls) for the three months ended March 31, 2011.

Mortgages, Notes, and Loans Payable

MORTGAGES, NOTES AND NOTES PAYABLE

Summary, at share(1)
As of March 31, 2012
(In thousands)

			Average Remaining	Maturities
	Coupon Rate	Proportionate Balance	Term (Years)	2012 (4)	2013	2014	2015	2016	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.44%	$12,169,200	5.0	$693,126	$286,575	$2,115,211	$1,104,554	$1,657,389	$4,894,964	$10,751,819
Property Level Unconsolidated	5.19%	2,670,692	5.3	508,666	146,426	138,211	213,735	—	1,458,805	2,465,843
Corporate Consolidated (2)	6.74%	1,673,797	1.9	349,472	691,840	—	609,261	—	—	1,650,573
Total Fixed Rate	5.53%	$16,513,689	4.7	$1,551,264	$1,124,841	$2,253,422	$1,927,550	$1,657,389	$6,353,769	$14,868,235

Variable Rate
Property Level Consolidated	3.36%	$1,971,353	4.6	$—	$—	$45,057	$—	$948,996	$746,424	$1,740,477
Junior Subordinated Notes Due 2041	2.00%	206,200	29.1	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.23%	$2,177,553	6.9	$—	$—	$45,057	$—	$948,996	$952,624	$1,946,677

Total	5.26%	$18,691,242	5.0	$1,551,264	$1,124,841	$2,298,479	$1,927,550	$2,606,385	$7,306,393	$16,814,912

		Total Amortization		$223,344	$335,715	$291,212	$271,060	$258,942	$496,057	$1,876,330

						Total Maturities and Amortization (3), (4)				$18,691,242

(1)    Excludes 70 Columbia Corporate Center as it is expected that this asset will be transferred to the lender.

(2)    Comprised primarily of the Rouse Bonds of $1.65B.

(3)    Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	18,691,242
Special improvement districts	364
Market rate adjustments, net	14,876
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	149,542
70 Columbia Corporate Center	19,166
Total	$18,668,990

(4)          Reflects maturities and amortization for periods subsequent to March 31, 2012.

MORTGAGES, NOTES AND LOANS PAYABLE

Detail, at share(1),(2)
As of March 31, 2012
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	of 3/31/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Fixed Rate

Consolidated Property Level
Provo Towne Center	75%	$39,130	2012	$39,030	5.75%	No	$100	$—	$—	$—	$—	$—
Spokane Valley Mall	75%	39,130	2012	39,030	5.75%	No	100	—	—	—	—	—
The Mall In Columbia	100%	400,000	2012	400,000	5.83%	No	—	—	—	—	—	—
The Streets at Southpoint	94%	215,066	2012	215,066	5.36%	No	—	—	—	—	—	—
Meadows Mall	100%	96,723	2013	93,631	5.45%	No	1,696	1,396	—	—	—	—
Pembroke Lakes Mall	100%	121,641	2013	118,449	4.94%	No	2,358	834	—	—	—	—
Senate Plaza	100%	11,282	2013	10,956	5.71%	No	191	135	—	—	—	—
West Oaks	100%	65,659	2013	63,539	5.25%	No	1,164	956	—	—	—	—
Austin Bluffs Plaza	100%	2,006	2014	1,812	4.40%	No	81	113	—	—	—	—
Bayside Marketplace	100%	76,494	2014	74,832	7.50%	No	686	976	—	—	—	—
Bayside Marketplace (Bond)	100%	3,575	2014	1,255	5.75%	No	1,130	1,190	—	—	—	—
Crossroads Center (MN)	100%	79,147	2014	74,943	4.73%	No	1,638	2,566	—	—	—	—
Cumberland Mall	100%	101,422	2014	99,219	7.50%	No	909	1,294	—	—	—	—
Eden Prairie Mall	100%	74,789	2014	69,893	4.67%	No	1,401	1,963	1,532	—	—	—
Fashion Place	100%	137,046	2014	130,124	5.30%	No	2,085	3,825	1,012	—	—	—
Fort Union	100%	2,414	2014	2,180	4.40%	No	98	136	—	—	—	—
Governor’s Square	100%	72,621	2014	71,043	7.50%	No	651	927	—	—	—	—
Jordan Creek Town Center	100%	174,265	2014	164,537	4.57%	Yes - Partial	3,162	5,628	938	—	—	—
Mall St. Matthews	100%	136,063	2014	129,452	4.81%	No	2,367	4,244	—	—	—	—
Newgate Mall	100%	38,381	2014	36,028	4.84%	No	728	1,288	337	—	—	—
North Point Mall	100%	205,250	2014	195,971	5.48%	No	2,933	5,444	902	—	—	—
Oak View Mall	100%	81,335	2014	79,569	7.50%	No	729	1,037	—	—	—	—
Oakwood Center	100%	46,624	2014	45,057	4.38%	Yes - Full	456	653	458	—	—	—
Orem Plaza Center Street	100%	2,157	2014	1,948	4.40%	No	87	122	—	—	—	—
Orem Plaza State Street	100%	1,335	2014	1,206	4.40%	No	54	75	—	—	—	—
Pecanland Mall	100%	52,272	2014	48,586	4.28%	No	1,541	2,145	—	—	—	—
Prince Kuhio Plaza	100%	34,906	2014	32,793	3.45%	Yes - Partial	884	1,229	—	—	—	—
River Pointe Plaza	100%	3,341	2014	3,018	4.40%	No	135	188	—	—	—	—
Rogue Valley Mall	100%	25,046	2014	23,607	7.85%	No	380	690	369	—	—	—
The Gallery at Harborplace	100%	61,406	2014	58,024	7.89%	No	931	1,692	759	—	—	—
The Grand Canal Shoppes	100%	369,587	2014	346,723	4.78%	No	6,729	11,980	4,155	—	—	—
Town East Mall	100%	97,267	2014	91,387	3.46%	No	2,159	3,721	—	—	—	—
Tucson Mall	100%	112,872	2014	106,556	4.26%	No	2,297	4,019	—	—	—	—
University Crossing	100%	4,877	2014	4,202	4.70%	No	259	416	—	—	—	—
Visalia Mall	100%	37,165	2014	34,264	3.78%	No	1,217	1,684	—	—	—	—
Woodbridge Center	100%	194,530	2014	181,464	4.24%	No	3,701	6,534	2,831	—	—	—
Woodlands Village	100%	6,109	2014	5,518	4.40%	No	247	344	—	—	—	—
10000 West Charleston	100%	20,551	2015	19,016	7.88%	No	362	517	559	97	—	—
Boise Towne Plaza	100%	10,200	2015	9,082	4.70%	No	201	354	371	192	—	—
Burlington Town Center	100%	25,155	2015	23,360	5.03%	No	299	575	605	316	—	—
Coastland Center	100%	114,257	2015	110,204	7.50%	No	1,024	1,458	1,571	—	—	—
Coral Ridge Mall	100%	86,177	2015	83,120	7.50%	No	772	1,100	1,185	—	—	—
Hulen Mall	100%	106,573	2015	96,621	5.03%	No	1,801	3,246	3,415	1,490	—	—
Lynnhaven Mall	100%	224,051	2015	203,367	5.05%	No	3,614	6,562	6,906	3,602	—	—
North Star Mall	100%	217,996	2015	199,315	4.43%	No	4,035	7,159	7,487	—	—	—
Paramus Park	100%	98,329	2015	90,242	4.86%	No	1,782	2,267	2,381	1,657	—	—
Peachtree Mall	100%	84,694	2015	77,085	5.08%	No	1,368	2,484	2,615	1,142	—	—

MORTGAGES, NOTES AND LOANS PAYABLE

Detail, at share(1),(2)
As of March 31, 2012
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	of 3/31/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Regency Square Mall	100%	86,541	2015	75,797	3.59%	No	1,982	3,408	3,534	1,820	—	—
The Shops at La Cantera	75%	123,344	2015	117,345	5.95%	No	1,283	1,803	1,913	1,000	—	—
Baybrook Mall	100%	164,607	2016	156,329	7.50%	No	1,475	2,100	2,263	2,440	—	—
Brass Mill Center	100%	112,123	2016	93,347	4.55%	No	3,191	4,454	4,664	4,884	1,583	—
Coronado Center	100%	159,566	2016	135,704	5.08%	No	2,580	4,683	4,930	5,189	6,480	—
Eastridge (WY)	100%	34,059	2016	28,284	5.08%	No	648	1,127	1,206	1,270	1,524	—
Glenbrook Square	100%	167,342	2016	141,325	4.91%	No	2,758	4,989	5,243	5,510	7,517	—
Harborplace	100%	48,603	2016	44,547	5.79%	No	497	992	1,052	1,115	400	—
Lakeside Mall	100%	168,742	2016	144,451	4.28%	No	3,193	5,644	5,894	6,155	3,405	—
Lincolnshire Commons	100%	27,274	2016	24,629	5.98%	No	267	538	572	607	661	—
Pine Ridge Mall	100%	22,963	2016	19,070	5.08%	No	437	760	813	856	1,027	—
Red Cliffs Mall	100%	21,825	2016	18,125	5.08%	No	415	722	773	814	976	—
Ridgedale Center	100%	167,989	2016	149,112	4.86%	No	2,844	3,997	4,199	4,410	3,427	—
The Maine Mall	100%	203,996	2016	172,630	4.84%	No	3,425	6,176	6,486	6,811	8,468	—
The Parks At Arlington	100%	170,417	2016	161,847	7.50%	No	1,527	2,174	2,343	2,526	—	—
Valley Plaza Mall	100%	88,209	2016	75,790	3.90%	No	1,940	3,356	3,491	3,632	—	—
White Marsh Mall	100%	181,930	2016	163,196	5.62%	No	2,372	3,951	4,179	4,557	3,675	—
Willowbrook Mall	100%	149,737	2016	129,003	6.82%	No	2,546	4,567	4,894	5,243	3,484	—
Augusta Mall	100%	169,804	2017	145,438	5.49%	No	1,846	3,627	3,834	4,053	5,851	5,155
Beachwood Place	100%	228,853	2017	190,177	5.60%	No	3,187	5,944	6,290	6,656	9,274	7,325
Columbia Mall	100%	87,698	2017	77,540	6.05%	No	847	1,713	1,821	1,935	2,843	999
Eastridge (CA)	100%	165,241	2017	143,626	5.79%	Yes - Partial	1,515	3,364	3,566	3,781	5,509	3,880
Four Seasons Town Centre	100%	92,110	2017	72,532	5.60%	No	2,354	3,324	3,517	3,722	4,940	1,721
Mall of Louisiana	100%	224,459	2017	191,409	5.81%	No	2,589	5,023	5,326	5,647	8,074	6,391
Market Place Shopping Center	100%	103,289	2017	91,325	6.05%	No	997	2,017	2,144	2,279	3,348	1,179
Oglethorpe Mall	100%	133,455	2017	115,990	4.89%	No	2,207	3,105	3,262	3,428	3,585	1,878
Stonestown Galleria	100%	210,547	2017	183,227	5.79%	No	2,100	4,213	4,467	4,736	6,925	4,879
Tysons Galleria	100%	247,778	2017	214,755	5.72%	No	2,570	5,107	5,411	5,734	8,334	5,867
Ala Moana Center	100%	1,293,407	2018	1,091,485	5.59%	Yes - Partial	20,427	28,966	30,650	32,432	34,127	55,320
Fallbrook Center	100%	82,865	2018	71,473	6.14%	No	786	1,596	1,698	1,807	2,661	2,844
River Hills Mall	100%	77,991	2018	67,269	6.14%	No	739	1,502	1,598	1,700	2,504	2,679
Sooner Mall	100%	58,493	2018	50,452	6.14%	No	555	1,127	1,199	1,275	1,878	2,007
The Gallery at Harborplace - Other	100%	11,899	2018	190	6.05%	No	1,203	1,691	1,796	1,907	2,026	3,086
10450 West Charleston Blvd	100%	3,503	2019	53	6.84%	No	310	438	469	502	538	1,193
Bellis Fair	100%	93,559	2019	82,395	5.23%	No	965	1,371	1,446	1,524	1,594	4,264
Park City Center	100%	195,083	2019	172,224	5.34%	No	1,967	2,800	2,955	3,119	3,264	8,754
Southlake Mall	100%	97,643	2019	77,877	6.44%	No	868	1,792	1,913	2,042	3,035	10,116
Deerbrook Mall	100%	152,128	2021	127,934	5.25%	No	1,580	2,246	2,368	2,497	2,612	12,891
Fashion Show - Other	100%	5,462	2021	1,577	6.06%	Yes - Full	228	322	342	364	386	2,243
Fox River Mall	100%	185,226	2021	156,373	5.46%	No	1,821	2,597	2,745	2,901	3,038	15,751
Northridge Fashion Center	100%	247,853	2021	207,503	5.10%	No	2,656	3,766	3,965	4,175	4,362	21,426
Oxmoor Center	100%	94,081	2021	79,217	5.37%	No	943	1,342	1,417	1,497	1,566	8,099
Park Place	100%	197,777	2021	165,815	5.18%	No	2,072	2,941	3,099	3,266	3,414	17,170
Providence Place	100%	377,165	2021	320,526	5.65%	No	3,583	5,125	5,426	5,745	6,025	30,735
Rivertown Crossings	100%	167,283	2021	141,356	5.52%	No	1,631	2,329	2,462	2,604	2,728	14,173
Westlake Center - Land	100%	2,437	2021	2,437	12.63%	No	—	—	—	—	—	—
The Shoppes at Buckland Hills	100%	130,000	2022	130,000	5.19%	No	—	—	—	—	—	—
Boise Towne Square	100%	139,119	2023	106,372	4.79%	No	1,631	2,268	2,379	2,495	2,618	21,356
Staten Island Mall	100%	270,499	2023	206,942	4.77%	No	3,200	4,448	4,665	4,892	5,131	41,221
The Woodlands	100%	267,053	2023	207,057	5.04%	No	3,061	4,265	4,485	4,716	4,959	38,510
Providence Place - Other	100%	43,007	2028	2,381	7.75%	No	1,371	1,480	1,597	1,724	1,861	32,593
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$12,169,200		$10,751,819	5.43%		$165,731	$262,456	$217,149	$192,490	$191,637	$387,918

MORTGAGES, NOTES AND LOANS PAYABLE

Detail, at share(1),(2)
As of March 31, 2012
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	of 3/31/2012 (4)	2012	2013	2014	2015	2016	Subsequent

Unconsolidated Property Level
Clackamas Town Center	50%	$100,000	2012	$100,000	6.05%	No	$—	$—	$—	$—	$—	$—
Florence Mall	71%	64,356	2012	63,783	4.95%	No	573	—	—	—	—	—
Glendale Galleria	50%	179,030	2012	177,133	4.93%	No	1,897	—	—	—	—	—
Oakbrook Center	47%	94,735	2012	93,427	5.12%	No	1,308	—	—	—	—	—
Stonebriar Centre	50%	78,103	2012	76,785	5.23%	No	1,318	—	—	—	—	—
The Oaks Mall	51%	52,020	2012	52,020	5.74%	No	—	—	—	—	—	—
Westroads Mall	51%	45,518	2012	45,518	5.74%	No	—	—	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—
Bridgewater Commons	35%	44,034	2013	43,143	5.27%	No	891	—	—	—	—	—
Plaza Frontenac	55%	28,883	2013	28,283	7.00%	No	261	339	—	—	—	—
Carolina Place	50%	72,533	2014	68,211	4.60%	No	1,803	2,519	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2014	70,000	5.57%	No	—	—	—	—	—	—
Alderwood	50%	127,245	2015	120,409	6.65%	No	1,409	1,991	2,128	1,308	—	—
Quail Springs Mall	50%	35,649	2015	33,432	6.74%	No	475	684	732	326	—	—
Towson Town Center	35%	62,147	2015	59,894	3.88%	No	443	634	687	489	—	—
Center Pointe Plaza	50%	6,391	2017	5,570	6.31%	No	113	161	171	183	193	—
Riverchase Galleria	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	164,908	2017	139,096	4.86%	No	2,743	4,954	5,203	5,465	7,447	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	—	122	1,498	1,567	4,840
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	—	583	3,593	11,125
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	—	401	1,622	6,775
Kenwood Towne Centre	70%	161,772	2020	137,191	5.37%	No	1,674	2,383	2,517	2,659	2,784	12,564
Water Tower Place	52%	101,059	2020	83,850	4.85%	No	1,250	1,739	1,825	1,916	2,011	8,468
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	—	90	1,108	1,156	6,335
Village of Merrick Park	40%	73,187	2021	62,398	5.73%	No	687	984	1,043	1,105	1,160	5,810
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	106,161	2021	88,965	5.13%	No	1,130	1,603	1,688	1,778	1,858	9,139
Galleria at Tyler	50%	99,521	2023	76,716	5.05%	No	1,108	1,544	1,624	1,708	1,796	15,025
Lake Mead and Buffalo	50%	2,504	2023	27	7.20%	No	110	157	168	181	194	1,667
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Trails Village Center	50%	6,941	2023	78	8.21%	No	288	412	447	485	527	4,704
Unconsolidated Property Level		$2,670,692		$2,465,843	5.19%		$19,481	$20,104	$18,445	$21,193	$25,908	$99,718

Total Fixed - Property Level		$14,839,892		$13,217,662	5.39%		$185,212	$282,560	$235,594	$213,683	$217,545	$487,636

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	$349,472	2012	$349,472	7.20%	No (5)	$—	$—	$—	$—	$—	$—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	No (5)	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	No (5)	—	—	—	—	—	—
Arizona Two (HHC)	100%	23,797	2015	573	4.41%	Yes - Full	4,450	6,167	6,445	6,162	—	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	No (5)	—	—	—	—	—	—
Consolidated Corporate		$1,673,797		$1,650,573	6.74%		$4,450	$6,167	$6,445	$6,162	$—	$—

Total Fixed Rate Debt		$16,513,689		$14,868,235	5.53%		$189,662	$288,727	$242,039	$219,845	$217,545	$487,636

MORTGAGES, NOTES AND LOANS PAYABLE

Detail, at share(1),(2)
As of March 31, 2012
(In thousands)

		Proportionate		Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Maturity Year (3)	at Maturity	Coupon Rate	of 3/31/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Variable Rate

Consolidated Property Level
Oakwood Center	100%	$46,624	2014	$45,057	Libor + 225bps	Yes - Full	$456	$653	$458	$—	$—	$—
Columbiana Centre	100%	99,623	2016	88,866	Libor + 325bps	Yes - Partial	1,695	2,367	2,489	2,618	1,588	—
Foothills Mall	100%	37,125	2016	33,116	Libor + 325bps	Yes - Partial	632	882	928	976	591	—
Grand Teton Mall	100%	48,692	2016	43,434	Libor + 325bps	Yes - Partial	829	1,157	1,217	1,279	776	—
Mall Of The Bluffs	100%	24,866	2016	22,181	Libor + 325bps	Yes - Partial	423	591	621	653	397	—
Mayfair	100%	285,110	2016	254,326	Libor + 325bps	Yes - Partial	4,852	6,774	7,124	7,492	4,542	—
Mondawmin Mall	100%	69,636	2016	62,117	Libor + 325bps	Yes - Partial	1,185	1,654	1,740	1,830	1,110	—
North Town Mall	100%	85,960	2016	76,679	Libor + 325bps	Yes - Partial	1,463	2,042	2,148	2,259	1,369	—
Oakwood	100%	78,308	2016	69,853	Libor + 325bps	Yes - Partial	1,333	1,860	1,957	2,058	1,247	—
Pioneer Place	100%	151,442	2016	135,090	Libor + 325bps	Yes - Partial	2,577	3,598	3,784	3,979	2,414	—
Salem Center	100%	35,910	2016	32,033	Libor + 325bps	Yes - Partial	611	853	897	944	572	—
Southwest Plaza	100%	102,094	2016	91,070	Libor + 325bps	Yes - Partial	1,737	2,426	2,551	2,683	1,627	—
The Shops at Fallen Timbers	100%	45,100	2016	40,231	Libor + 325bps	Yes - Partial	767	1,072	1,127	1,185	718	—
Fashion Show	100%	620,906	2017	538,366	Libor + 300bps	Yes - Full	10,907	15,189	15,963	16,776	17,631	6,074
The Shoppes At The Palazzo	100%	239,957	2017	208,058	Libor + 300bps	Yes - Full	4,215	5,870	6,169	6,483	6,815	2,347
Consolidated Property Level		$1,971,353		$1,740,477	3.36%		$33,682	$46,988	$49,173	$51,215	$41,397	$8,421

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	2.00%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,177,553		$1,946,677	3.23%		$33,682	$46,988	$49,173	$51,215	$41,397	$8,421

Total (6),(7)		$18,691,242		$16,814,912	5.26%		$223,344	$335,715	$291,212	$271,060	$258,942	$496,057

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Excludes Discontinued Operations.
(3)	Assumes that all maturity extensions are exercised.
(4)	Total recourse to GGP or its subsidiaries of approximately $2.25B.
(5)	Total recourse to The Rouse Company, LLC of $1.65B.
(6)	Excludes the $750M corporate revolver. As of March 31, 2012 the corporate revolver was undrawn.
(7)	Reflects amortization for the period subsequent to March 31, 2012.

Asset Transactions

ASSET TRANSACTIONS

Summary of Acquisitions and Dispositions
For the Three Months Ended March 31, 2012
(In thousands, except GLA)

	Property	Property	GGP	Total	Gross Purchase	Debt	Net Purchase
Closing Date	Name	Location	Ownership %	GLA	Price @ Share	@ Share	Price

Acquisitions
1/26/2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	50,420	$800	$—	$800
2/17/2012	Riverchase Galleria (Anchor Box)	Birmingham, AL	50.0%	132,894	12,000	—	12,000
3/30/2012	Oakbrook Center (Anchor Box)	Chicago, IL	47.7%	91,634	3,914	—	3,914
3/30/2012	Perimeter Mall (Anchor Box)	Atlanta, GA	50.0%	222,056	6,500	—	6,500

	Total			497,004	$23,214	$—	$23,214

	Property	Property	GGP	Total	Gross Proceeds	Debt
Closing Date	Name	Location	Ownership%	GLA	@ Share	@ Share	Net Proceeds

Dispositions
1/20/2012	Marley Station (Box)	Baltimore, MD	100.0%	264,621	$1,597	$—	$1,597
2/21/2012	Grand Traverse Mall	Traverse City, MI	100.0%	589,488	62,000	78,000	—
3/2/2012	Village of Cross Keys	Baltimore, MD	100.0%	296,652	25,000	—	25,000

			Total	1,150,761	$88,597	$78,000	$26,597

	Property	Property	GGP	Total	Gross Proceeds	Debt
Closing Date	Name	Location	Ownership%	GLA	@ Share	@ Share	Net Proceeds

Spin-off
1/12/2012	Rouse Properties, Inc. (30 properties)	Various	100.0%	9,084,925	$—	$1,075,000	$—

ASSET TRANSACTIONS

Properties Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Date of Disposition
The Village of Cross Keys	Sold	March 2012
Grand Traverse Mall	Sold	February 2012
The Pines	Sold	December 2011
River Falls	Sold	December 2011
Faneuil Hall Marketplace	Sold	October 2011
Northgate Mall	Sold	September 2011
Riverside Plaza	Sold	August 2011
Westlake Office and Garage	Sold	August 2011
Bailey Hills Village	Sold	July 2011
Chico Mall	Sold	July 2011
Twin Falls Crossing	Sold	June 2011
Chapel Hills Mall	Sold	June 2011
Gateway Crossing	Sold	May 2011
Arizona Center	Sold	March 2011
Canyon Point	Sold	March 2011
Anaheim Crossing	Sold	February 2011
Yellowstone Square	Sold	February 2011
Riverlands	Sold	January 2011
Vista Commons	Sold	January 2011
Piedmont Mall	Transferred to lender	September 2011
Country Hills Plaza	Transferred to lender	July 2011
Bay City Mall	Transferred to lender	February 2011
Lakeview Square	Transferred to lender	February 2011
Moreno Valley Mall	Transferred to lender	February 2011
Rouse Properties, Inc.	Spin-off	January 2012

Unconsolidated Properties
Arrowhead Towne Center	Sold	June 2011
Superstition Springs Center	Sold	June 2011
Silver City Galleria	Transferred to lender	December 2011

ASSET TRANSACTIONS

FFO from Discontinued Operations
For the Three Months Ended March 31, 2012 and 2011
(In thousands)

	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$20,725	$—	$20,725	$86,671	$8,021	$94,692
Total revenues	20,725	—	20,725	86,671	8,021	94,692
Retail and other operating expenses	7,304	—	7,304	64,417	5,731	70,148
Provisions for impairment and other gains/losses	10,393	—	10,393	51	—	51
Total expenses	17,697	—	17,697	64,468	5,731	70,199
Operating income	$3,028	$—	$3,028	$22,203	$2,290	$24,493
Interest expense, net	(4,546)	—	(4,546)	(25,074)	(4,947)	(30,021)
Net income (loss) from operations	(1,518)	—	(1,518)	(2,871)	(2,657)	(5,528)
Provision for income taxes	(16)	—	(16)	(171)	—	(171)
Noncontrolling interest	—	—	—	(12)	(260)	(272)
Gain (loss) on disposition of properties	(28)	(464)	(492)	144	3,270	3,414
Net (loss) income from discontinued operations	$(1,562)	$(464)	$(2,026)	$(2,910)	$353	$(2,557)

Reconciliation of Net (loss) income from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$(1,562)	$(464)	$(2,026)	$(2,910)	$353	$(2,557)
(Gain) loss on disposition of properties	28	464	492	(144)	(3,270)	(3,414)
Provisions for impairment excluded from FFO	10,393	—	10,393	51	—	51
Depreciation and amortization of discontinued operations	2,483	—	2,483	25,566	2,443	28,009
Noncontrolling interests in depreciation of discontinued operations and other	(2)	—	(2)	(758)	(206)	(964)
FFO from discontinued operations	$11,340	$—	$11,340	$21,805	$(680)	$21,125
Core FFO adjustments	3,266	—	3,266	2,934	934	3,868
Core FFO from discontinued operations	$14,606	$—	$14,606	$24,739	$254	$24,993

Reconciliations

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended
	March 31, 2012	March 31, 2011
Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$510,062	$508,811
Unconsolidated Properties	(98,063)	(92,776)
Consolidated Properties	411,999	416,035
Management fees and other corporate revenues	16,171	15,352
Property management and other costs	(41,992)	(47,700)
General and administrative	(10,254)	(501)
Depreciation and amortization	(217,585)	(227,793)
Noncontrolling interest in NOI of Consolidated Properties	2,692	2,920
Operating income	$161,031	$158,313

Reconciliation of EBITDA to GAAP Net (Loss) Income Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$465,877	$470,422
Unconsolidated Properties	(89,953)	(87,236)
Consolidated Properties	375,924	383,186
Depreciation and amortization	(217,585)	(227,793)
Noncontrolling interest in NOI of Consolidated Properties	2,692	2,920
Interest income	666	679
Interest expense	(215,827)	(219,621)
Warrant liability adjustment	(143,112)	76,448
Provision for income taxes	(1,396)	(3,041)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	5,952	(2,933)
Discontinued operations	(1,562)	(2,910)
Allocation to noncontrolling interests	(3,367)	(1,273)
Net (loss) income attributable to common stockholders	$(197,615)	$5,662

Reconciliation of FFO to GAAP Net (Loss) Income Attributable to Common Stockholders
FFO:
Pro Rata basis	$74,419	$305,910
Unconsolidated Properties	—	—
Consolidated Properties	74,419	305,910
Depreciation and amortization of capitalized real estate costs	(264,333)	(279,619)
Gains (losses) on sales of investment properties	2,102	3,414
Noncontrolling interests in depreciation of Consolidated Properties	1,755	2,386
Provision for impairment excluded from FFO of discontinued operations	(10,393)	—
Redeemable noncontrolling interests	1,318	(38)
Depreciation and amortization of discontinued operations	(2,483)	(26,391)
Net (loss) income attributable to common stockholders	$(197,615)	$5,662

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income (Loss) of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$98,063	$92,776
Net property management fees and costs	(4,684)	(4,321)
Net interest expense	(37,625)	(38,605)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(3,508)	(1,291)
FFO of discontinued Unconsolidated Properties	—	(680)
FFO of Unconsolidated Properties	52,246	47,879
Depreciation and amortization of capitalized real estate costs	(48,445)	(54,097)
Other, including gain on sales of investment properties	2,151	3,285
Equity in income (loss) of Unconsolidated Real Estate Affiliates	$5,952	$(2,933)

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators(1)
For the Three Months Ended March 31, 2012
(GLA in thousands)

GLA Summary (2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	100	41,227	14,307	39,523	95,057	1,311	1,725	98,093	58,102	93.4%
Unconsolidated Malls	35	16,149	3,481	17,018	36,648	452	1,159	38,259	10,391	94.4%
Regional U.S. Malls	135	57,376	17,788	56,541	131,705	1,763	2,884	136,352	68,493	93.7%

International	15	5,334	—	—	5,334	—	—	5,334	1,192	98.6%
Total U.S. Malls and International	150	62,710	17,788	56,541	137,039	1,763	2,884	141,686	69,685	94.1%

Office Properties	25	40	—	—	40	—	2,177	2,217	2,217	36.2%
Strip Centers	18	135	—	—	135	2,446	—	2,581	2,315	90.2%
Total Real Estate	193	62,885	17,788	56,541	137,214	4,209	5,061	146,484	74,217	92.3%

Operating Metrics (4)

			In-Place Rent (7)
March 31, 2012	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant Sales (8)	Occupancy Cost (9)

Consolidated Malls	93.4%	90.2%	66.41	58.11	505	13.2%
Unconsolidated Malls	94.4%	90.9%	71.40	62.85	574	12.7%
Total Malls	93.7%	90.4%	$67.86	$59.51	$525	13.1%

			In-Place Rent (7)
March 31, 2011	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	92.4%	90.2%	65.00	57.06	469	13.9%
Unconsolidated Malls	94.0%	91.3%	70.30	61.31	507	14.0%
Total Malls	92.9%	90.5%	$66.52	$58.31	$479	13.9%

(1)	For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.
(2)	See Property Schedule on pages 20-24 for individual property details.
(3)	Total GLA at Share includes assets at their respective ownership percentages and excludes tenant owned area.
(4)	Reflects results for Regional U.S. malls.
(5)	Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.
(6)	Represents tenants’ physical and/or economic presence in regional malls or predominantly retail centers and excludes traditional anchor stores.
(7)	Weighted average rent of mall stores as of March 31, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(8)	Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.
(9)	Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

Portfolio Operating Metrics

Signed
All Tenants Excluding Anchors
As of March 31, 2012

	All Leases - Lease Spread (1)
	Commencement 2012					Commencement 2013
	Number of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Number of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)

New Leases	622	2,668,732	9.3	$54.17	$60.78	11	37,046	9.4	$178.12	$200.55
Renewal Leases	554	1,862,749	5.6	56.93	60.23	49	175,502	4.7	49.79	51.46
Total New/Renewal Leases	1,176	4,531,481	7.8	$55.30	$60.56	60	212,548	5.5	$72.16	$77.44

Percent in Lieu	50	225,142	N/A	N/A	N/A	—	—	N/A	N/A	N/A
Total New/Renewal Leases	1,226	4,756,623	7.8	$55.30	$60.56	60	212,548	5.5	$72.16	$77.44

	SUITE TO SUITE - Lease Spread (4)
	Commencement 2012										Commencement 2013
	Number of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (3)	Initial Rent Spread		Average Rent Spread		Number of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (3)	Initial Rent Spread		Average Rent Spread
New Leases (5)	269	949,585	8.4	$65.28	$73.01	$57.28	$8.00	14.0%	$15.74	27.5%	9	34,257	9.7	$184.02	$207.45	$160.10	$23.92	14.9%	$47.35	29.6%
Renewal Leases	529	1,724,531	5.8	59.21	62.82	57.10	2.11	3.7%	5.71	10.0%	49	175,502	4.7	49.79	51.46	48.04	1.75	3.7%	3.42	7.1%
New/Renewal Leases	798	2,674,116	6.7	$61.37	$66.44	$57.17	$4.20	7.3%	$9.27	16.2%	58	209,759	5.5	$71.72	$76.93	$66.34	$5.37	8.1%	$10.59	16.0%

	Total 2012/2013
	Number of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (3)	Initial Rent Spread		Average Rent Spread
New Leases (5)	278	983,842	8.5	$69.41	$77.70	$60.86	$8.55	14.1%	$16.84	27.7%
Renewal Leases	578	1,900,033	5.7	58.34	61.77	56.27	2.08	3.7%	5.50	9.8%
New/Renewal Leases	856	2,883,875	6.6	$62.12	$67.20	$57.83	$4.29	7.4%	$9.37	16.2%

(1)	Represents signed leases that are scheduled to commence in the respective period, excluding anchors and specialty leasing.
(2)	Represents initial rent or average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
(3)	Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.
(4)	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.
(5)	Represents new leases where downtime between the new and old tenant in the suite was less than 9 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent ($)	Expiring Rate ($ psf)
Specialty Leasing	1,590	3,569,802	6.6%	$65,052,358	$20.00
2012 (1)	1,265	3,235,401	6.0%	161,379,243	$59.66
2013	1,736	4,923,095	9.2%	253,961,488	$59.77
2014	1,644	5,104,541	9.5%	264,173,647	$58.75
2015	1,560	4,947,064	9.2%	296,245,522	$64.73
2016	1,538	5,197,024	9.7%	337,036,492	$66.81
2017	1,384	5,148,625	9.6%	308,642,220	$68.20
2018	1,188	4,657,223	8.7%	346,059,888	$75.17
2019	794	4,053,803	7.5%	263,236,819	$65.95
2020	664	2,853,946	5.3%	194,388,829	$69.94
Subsequent	1,543	10,065,448	18.7%	495,557,372	$53.72
Total	14,906	53,755,972	100.0%	$2,985,733,878	$60.38

(1)  Reflects expirations subsequent to March 31, 2012.

Top Ten Largest Tenants (retail portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other	Square Footage (000’s)	Number of Locations

The Gap, Inc.	Gap, Banana Repubic, Old Navy	3.0%	2,209	215
Limited Brands, Inc	Victoria’s Secret, Bath & Body Works, PINK	2.9%	1,548	254
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.3%	1,216	313
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.3%	1,352	190
Forever 21, Inc	Forever 21	1.9%	2,227	102
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.8%	1,116	135
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.6%	814	142
Luxottica Retail North America Inc	Lenscrafters, Sunglass Hut, Pearle Vision	1.3%	515	258
Macy’s Inc.	Macy’s, Bloomingdale’s	1.3%	19,348	120
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%	478	309
Totals		19.7%	30,823	2038

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	% Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	972,930	829,114	200,000	14,042	364,133	2,380,219	96.6%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,972	320,202	162,790	—	—	752,964	98.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	490,845	—	597,223	—	—	1,088,068	97.7%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	425,018	97,906	720,931	—	—	1,243,855	98.5%
Bayside Marketplace		100%	Miami, FL	218,302	—	—	—	—	218,302	95.4%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	333,920	332,580	247,000	—	—	913,500	96.9%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Macy’s Home Store, Sears, Target	100%	Bellingham (Seattle), WA	337,812	200,414	237,910	—	—	776,136	98.8%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	424,280	425,556	247,714	114,173	—	1,211,723	96.5%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,066	267,471	319,391	197,033	—	1,179,961	90.0%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,852	—	146,753	—	54,617	356,222	87.3%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	317,266	97,537	135,540	—	—	550,343	78.3%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	333,096	123,921	466,469	—	—	923,486	89.7%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	315,071	85,972	335,088	—	—	736,131	92.6%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,009	198,334	360,643	—	—	825,986	96.5%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,890	—	551,165	—	—	1,076,055	95.7%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	401,958	118,272	627,753	—	—	1,147,983	97.8%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,165	394,167	129,275	—	—	890,607	97.5%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,874	147,409	500,575	—	—	1,031,858	96.4%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,290	—	653,540	—	—	1,207,830	96.1%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	277,969	213,913	75,883	—	—	567,765	74.5%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	628,311	246,261	426,000	—	—	1,300,572	98.8%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	452,081	—	—	1,135,549	96.0%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	436,652	—	600,778	49,193	—	1,086,623	95.9%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	665,125	167,001	1,059,614	—	—	1,891,740	99.7%
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	283,753	75,337	202,760	181,829	—	743,679	62.5%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,363	429,969	212,047	—	—	1,087,379	89.1%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	617,906	30,000	564,914	—	—	1,212,820	93.7%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	449,659	555,870	221,000	—	—	1,226,529	95.3%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	329,957	—	691,605	—	—	1,021,562	95.5%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,947	323,925	—	93,274	—	627,146	99.0%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,943	156,096	272,957	—	—	844,996	88.9%
Harborplace		100%	Baltimore, MD	149,567	—	—	—	—	149,567	92.8%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	368,869	—	596,570	—	—	965,439	98.7%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	724,314	—	349,760	233,077	—	1,307,151	99.6%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	487,149	115,300	905,418	—	—	1,507,867	82.9%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	640,053	150,434	500,958	—	—	1,291,445	98.4%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	615,664	—	805,630	143,619	—	1,564,913	94.3%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,133	50,420	275,802	—	—	701,355	65.3%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	501,637	120,000	395,705	—	—	1,017,342	97.3%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	416,331	385,766	149,980	—	—	952,077	95.8%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	615,314	288,596	210,714	—	402,589	1,517,213	99.4%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,777	—	636,853	—	—	945,630	96.1%
Mondawmin Mall		99%	Baltimore, MD	371,125	—	—	—	65,317	436,442	92.1%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	377,795	226,961	118,919	—	—	723,675	83.3%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	385,374	627,257	363,151	—	—	1,375,782	97.2%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	514,331	207,196	522,126	—	—	1,243,653	98.9%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	641,182	45,369	824,443	—	—	1,510,994	96.6%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	% Leased (1)
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	490,936	310,859	242,392	—	—	1,044,187	80.9%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,573	149,400	454,860	—	—	861,833	90.3%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	277,402	—	514,028	—	—	791,430	99.6%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	397,744	116,620	298,224	—	—	812,588	93.2%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	407,208	220,824	315,760	—	—	943,792	97.1%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	357,592	156,000	411,210	—	—	924,802	95.0%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	303,958	—	459,057	—	—	763,015	95.2%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	540,204	514,917	384,980	—	—	1,440,101	93.5%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	477,083	—	581,457	—	—	1,058,540	99.2%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	309,377	—	508,615	—	—	817,992	93.1%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	350,999	83,398	532,038	—	—	966,435	97.0%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,342	395,219	386,056	—	—	1,131,617	92.3%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	198,226	437,987	—	—	—	636,213	68.5%
Pioneer Place		100%	Portland, OR	314,963	—	49,379	—	287,526	651,868	88.8%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	317,416	124,547	61,873	—	—	503,836	97.2%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	749,642	—	513,691	—	—	1,263,333	96.3%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,337	151,090	340,629	—	—	792,056	87.9%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	148,020	235,031	—	57,304	—	440,355	94.5%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	556,443	479,846	399,155	—	—	1,435,444	66.6%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,698	—	702,380	—	—	1,028,078	86.3%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,849	189,559	174,383	—	—	716,791	97.1%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	635,345	—	635,625	—	—	1,270,970	93.4%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	281,412	170,625	186,359	—	—	638,396	90.3%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	193,824	—	438,000	—	—	631,824	80.2%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	205,816	129,823	137,082	—	—	472,721	99.9%
Southlake Mall	Macy’s, Sears	100%	Morrow (Atlanta), GA	272,254	—	740,252	—	—	1,012,506	90.1%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,514	68,979	64,796	—	—	273,289	60.4%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,949	93,630	541,851	—	90,067	1,362,497	88.5%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	346,747	126,243	252,841	132,048	—	857,879	91.6%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	521,765	13,726	657,363	83,092	—	1,275,946	96.7%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	427,020	160,505	267,788	—	54,314	909,627	97.3%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	267,932	—	502,960	—	—	770,892	92.0%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	263,664	395,568	95.7%
The Grand Canal Shoppes		100%	Las Vegas, NV	463,962	—	—	—	34,414	498,376	94.8%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	507,298	120,844	377,662	—	—	1,005,804	97.2%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	603,967	212,847	587,321	—	—	1,404,135	99.8%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	697,595	63,857	748,945	—	—	1,510,397	99.7%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,564	—	512,611	—	—	1,038,175	87.9%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	185,075	84,743	—	—	—	269,818	97.6%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	328,778	—	261,502	—	—	590,280	93.4%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	584,822	—	627,597	—	69,215	1,281,634	98.3%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	607,521	—	726,347	—	—	1,333,868	97.4%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	572,689	—	742,918	—	39,471	1,355,078	98.9%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	416,222	—	809,386	—	—	1,225,608	99.1%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	625,458	—	641,458	12,000	—	1,278,916	95.2%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,467	—	511,933	—	—	812,400	92.0%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	519,177	147,792	509,176	—	—	1,176,145	98.3%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	180,837	257,000	—	—	—	437,837	92.1%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	% Leased (1)
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	411,345	223,813	430,976	—	—	1,066,134	69.1%
Westlake Center		100%	Seattle, WA	102,859	—	—	—	—	102,859	90.9%
White Marsh Mall	Forever 21, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	439,511	257,345	466,011	—	—	1,162,867	95.5%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	493,021	2,060	1,028,000	—	—	1,523,081	97.7%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	670,567	274,100	710,935	—	—	1,655,602	94.8%
Total Consolidated Regional Malls			Count: 100	41,227,091	14,307,177	39,523,290	1,310,684	1,725,327	98,093,569	93.4%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,814	—	705,898	—	—	1,283,712	96.9%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	473,987	158,658	519,890	—	—	1,152,535	97.1%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	396,045	150,525	352,351	93,799	—	992,720	97.7%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	382,519	277,404	496,098	—	—	1,156,021	98.8%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	467,039	—	641,312	—	—	1,108,351	98.9%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	592,213	—	774,842	—	—	1,367,055	98.0%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,182	—	619,048	—	—	1,123,230	98.4%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	405,036	—	552,407	—	—	957,443	94.0%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	554,665	—	468,208	—	—	1,022,873	96.6%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	515,348	90,000	715,000	—	138,011	1,458,359	91.4%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	516,592	240,656	400,665	—	—	1,157,913	96.5%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,330	79,822	—	—	262,129	519,281	84.5%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	477,027	194,558	516,662	—	—	1,188,247	96.8%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	265,517	—	236,430	—	—	501,947	97.8%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	412,295	188,394	418,595	—	—	1,019,284	95.4%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,317	126,000	410,277	—	—	1,012,594	98.1%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	790,899	413,667	771,911	—	239,292	2,215,769	95.5%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	514,151	—	140,000	—	—	654,151	94.0%
Owings Mills Mall (2)	JCPenney, Macy’s	50%	Owings Mills, MD	438,017	340,000	307,037	—	329,847	1,414,901	51.1%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	753,176	—	823,000	—	—	1,576,176	96.0%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	516,094	—	1,053,274	—	—	1,569,368	89.2%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,344	98,540	162,140	358,195	—	979,219	95.3%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	222,027	125,669	135,044			482,740	95.8%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	452,185	—	687,853	—	—	1,140,038	98.7%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	508,303	467,220	610,026	—	—	1,585,549	91.1%
Saint Louis Galleria	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	465,171	—	714,052	—	—	1,179,223	97.5%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	786,511	—	865,192	—	—	1,651,703	98.0%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	51%	Gainesville, FL	339,892	233,367	324,500	—	—	897,759	95.8%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	368,343	—	333,219	—	—	701,562	97.3%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	580,370	—	419,129	—	—	999,499	97.6%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	408,329	—	330,000	—	101,263	839,592	85.2%
Water Tower Place	Macy’s	52%	Chicago, IL	389,875	296,128	—	—	88,809	774,812	96.8%
Westroads Mall	JCPenney, Von Maur, Younkers	51%	Omaha, NE	540,851	—	529,402	—	—	1,070,253	89.5%
Whaler’s Village		50%	Lahaina, HI	105,509	—	—	—	—	105,509	97.1%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	414,876	—	984,372	—	—	1,399,248	97.6%
Total Unconsolidated Regional Malls			Count: 35	16,148,849	3,480,608	17,017,834	451,994	1,159,351	38,258,636	94.4%
Total Regional Malls (5)			Count: 135	57,375,940	17,787,785	56,541,124	1,762,678	2,884,678	136,352,205	93.7%

International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	562,264	—	—	—	—	562,264	100.0%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	% Leased (1)
Boulevard Shopping Brasilia		16%	Brasilia, Brazil	182,179	—	—	—	—	182,179	94.0%
Boulevard Shopping Belem		24%	Belem, Brazil	369,902	—	—	—	—	369,902	99.4%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	93.5%
Boulevard Shopping Campina Grande		24%	Campina Grande, Paraiba (Brazil)	186,119	—	—	—	—	186,119	100.0%
Boulevard Shopping Campos		31%	Campose dos Goytacazes (Brazil)	204,514					204,514	100.0%
Carioca Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	100.0%
Caxias Shopping		28%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,115	—	—	—	—	275,115	99.3%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,233	—	—	—	—	285,233	98.1%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	99.6%
Shopping Iguatemi Salvador		17%	Salvador, Bahia (Brazil)	671,033	—	—	—	—	671,033	99.4%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,591	—	—	—	—	247,591	97.3%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	240,337	—	—	—	—	240,337	97.4%
Shopping Taboao		25%	Taboao da Serra, Sao Paulo (Brazil)	383,206	—	—	—	—	383,206	100.0%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	611,412	—	—	—	—	611,412	98.0%
International Properties (3)			Count: 15	5,333,948	0	0	0	0	5,333,948	98.5%

Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,185	93,685	70.7%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	103,454	103,454	76.7%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,114	143,279	63.4%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	135,054	135,054	86.5%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	109,060	116,810	80.1%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,035	102,035	90.2%
70 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	169,639	169,639	29.0%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	81.1%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	84.9%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,220	104,220	60.6%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,567	104,567	17.5%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	0.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	32.0%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	49,411	49,411	77.9%
9901 -9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	35.3%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	100.0%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	88.6%
Austin Bluffs Plaza		100%	Colorado Springs, CO	—	—	—	109,402	—	109,402	48.4%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	100.0%
Boise Plaza		73%	Boise, ID	—	—	—	114,404	—	114,404	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	98.2%
Columbia Bank Drive Thru		100%	Columbia, MD	—	—	—	17,000	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	856,387	—	856,387	87.0%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	32,968	—	32,968	56.2%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	54,076	—	54,076	73.3%

PORTFOLIO OPERATING METRICS

Property Schedule
As of March 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	% Leased (1)
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	98.4%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Orem Plaza Center Street		100%	Orem, UT	—	—	—	90,218	—	90,218	100.0%
Orem Plaza State Street		100%	Orem, UT	—	—	—	27,235	—	27,235	46.2%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	87.5%
River Pointe Plaza		100%	West Jordan (Salt Lake City), UT	—	—	—	224,250	—	224,250	95.9%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	98.1%
University Crossing		100%	Orem, UT	—	—	—	209,329	—	209,329	97.6%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Total Stand Alone Offices and Strip Centers			Office Count: 25	174,891	—	—	2,445,557	2,176,777	4,797,225	Office: 36.2%
			Strip Center Count: 18							Strip: 90.2%

(1)	For stand alone offices, office occupancy is presented.
(2)	For the office area at Owings Mills Mall, GGP owns 65% of Once Corporate Center and 55% of Two Corporate Center.
(3)	GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda. For these properties, only Mall and Freestanding GLA is presented.
(4)	Third party managed strip center.
(5)	Refer to page 17 (Key Operating Performance Indicators).

Miscellaneous

MISCELLANEOUS

Capital Information
(in thousands, except per share amounts)

March 31, 2012

Closing common stock price per share (1), (2)	$16.99
52 Week High (2), (3)	17.43
52 Week Low (2), (3)	10.68

Portfolio Net Debt
Portfolio Debt
Fixed	$16,513,689
Variable (4)	2,327,095
Total Portfolio Debt	18,840,784
Less: Cash and Cash Equivalents	(615,237)
Portfolio Net Debt	$18,225,547

Portfolio Capitalization Data
Total Portfolio Debt	$18,225,547
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	67,821
Preferred redeemable noncontrolling interests	$124,591
Other Preferred Stock	360
Total Preferred Securities	$124,951

Common stock and Operating Partnership units outstanding at end of period (1)	$17,194,640
Total Market Capitalization at end of period	$35,545,138

(1)

Reflects the closing price per share on March 31, 2012 of $16.99.

Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

(2)	Source: Bloomberg.
(3)	52-week pricing information includes the intra-day highs and lows.
(4)	Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $150 million.

MISCELLANEOUS

Change in Total Common and Equivalent Shares

	Operating Partnership Units	Company Common Shares	Total Common & Operating Partnership Units

Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2011	6,597,748	935,307,487	941,905,235
DRIP		2,294,864	2,294,864
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised		(1,076)	(1,076)
Common Shares and OP Units Outstanding at March 31, 2012	6,597,748	937,601,275	944,199,023

Common Shares issuable assuming exercise of Warrants (1)		56,703,595
Common Shares issuable assuming exercise of in-the-money stock options		10,879,755
Common Shares issuable assuming exchange of OP Units		6,860,090
Diluted Common Shares and OP Units Outstanding at March 31, 2012		1,012,044,715

	Three Months Ended
	March 31, 2012	March 31, 2011

Weighted average number of Company shares outstanding (in thousands) - GAAP EPS	937,274	996,936
Weighted average number of Company shares outstanding (in thousands) - FFO/Core FFO	998,350	1,004,032

(1)

GGP has 120 million warrants outstanding (the “Warrants”) convertible to 1.0977 Common Shares with a weighted average exercise price of $9.68, with a scheduled expiration of November 9, 2017. 57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, Warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The Warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 30, 2011 (2)		Impact of settling warrants via net share settlement
65,874,000	$9.79	Nov 9, 2017	Reduces exercise price to $9.7915	Increases number of Common shares per warrant to 1.0979	Net share: 65,874,000 x [16.99 - 9.7915] /16.99 = 27,910,182 shares delivered
65,874,000	$9.56	Nov 9, 2017	Reduces exercise price to $9.5637	Increases number of Common shares per warrant to 1.0979	Net share: 65,874,000 x [16.99 - 9.5637] / 16.99 = 28,793,413 shares delivered
131,748,000	$9.68

(2)	Based on dividend of $60 million in cash and 2,294,864 shares issued to stockholders of record on December 30, 2011. Common stock price of $16.99 on March 30, 2012.
(3)	Diluted weighted average number of Company shares outstanding used to calculate FFO/Core FFO per share includes the impact of the warrants, on an if converted method.

MISCELLANEOUS

Development Summary

Selected Expansions and Redevelopments (1)

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date	Expected Return on Investment (2)	Estimated Construction Start	Expected Construction Completion	Percentage Leased
Major Redevelopment Summary

Glendale Galleria Glendale, CA	Addition of Bloomingdale’s, Remerchandising, Business Development and Renovation	50%	$57.5	$1.8	10.0%	Under Construction	Q4 2013	N/A (6)

North Point Alpharetta, GA	Addition of AMC Theater	100%	$10.1	0.0	12.4%	Q3 2012	Q4 2013	100%

Northridge Fashion Center Northridge, CA	Addition of Sports Authority, Restaurants and Plaza Improvements	100%	$12.4	$1.6	13.5%	Under Construction	Q4 2012	92%

			$80.0	$3.4	10.9%

Capital Expenditures ( $ in thousands)

	YTD 2012	YTD 2011

Capital Expenditures (3), (4)	$19,842	$16,866
Tenant Allowances and Capitalized Leasing Costs (5)	23,652	21,109
Total	$43,494	$37,975

(1)	Excludes international projects.
(2)	Return on Investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
(3)	Reflects only non-tenant operating capital expenditures.
(4)	Restated from prior filings to exclude discontinued operations
(5)	Reflects tenant allowances on current operating properties.
(6)	Redevelopment will not add GLA, mall is 92% leased.

MISCELLANEOUS

Corporate Information

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a Cash Dividend for the first quarter 2012 of $0.10 per share on February 27, 2012, paid on April 30, 2012, to Common shareholders of record on April 13, 2012.  In addition, we maintain a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  There can be no assurance that we will not determine to pay a portion of our 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

On December 20, 2011, the Company announced the spin-off of Rouse Properties, Inc. (“RPI”) through a pro rata taxable dividend of voting common stock of RPI held by GGP stockholders on January 12, 2012 (the “Distribution Date”) to GGP stockholders of record as of the close of business on the New York Stock Exchange (“NYSE”) on Friday, December 30, 2011 (the “Record Date”). On the Distribution Date, for every share of GGP common stock owned as of the Record Date, GGP stockholders received approximately 0.0375 shares of Rouse Properties’ common stock representing a distribution ratio of 1:26.66.

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
General Growth Properties	Brooklyn, NY 11219
110 North Wacker Drive	Phone: (866) 627-2643
Chicago, IL 60606	Foreign Investor Line:
Phone (312) 960-5529	+1 718 921-8124
Fax (312) 342-4459
kevin.berry@ggp.com

Media Contact

David Keating
Vice President, Corporate Communications
General Growth Properties
110 North Wacker Drive
Chicago, IL 60606
Phone (312) 960-6325
Fax (312) 342-4459
david.keating@ggp.com

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.